Exhibit 10.28
AMENDED AND RESTATED CODE OF REGULATIONS
OF
KENDLE INTERNATIONAL INC.
ARTICLE I
OFFICES
The principal office of Kendle International Inc. (the “Corporation”) shall be located in the City of Cincinnati, Hamilton County, Ohio. The Corporation may establish or discontinue, from time to time, such other offices and places of business within or without the State of Ohio and within or without the United States of America as may be deemed proper for the conduct of the Corporation’s business.
ARTICLE II
MEETING OF SHAREHOLDERS
Section 1. Annual Meeting. An annual meeting of shareholders shall be held on such date each year and at such place as shall be determined from time to time by the Board of Directors. At each annual meeting, the shareholders shall elect a Board of Directors and transact such other business as may properly come before the meeting. If the annual meeting is not held or if the Board of Directors is not elected thereat, a special meeting may be called and held for that purpose.
Section 2. Special Meetings. Special meetings of the shareholders for any purpose or purposes may be held on any business day when called by the Chairman of the Board, the Chief Executive Officer, the President, a majority of the Board of Directors or the holders of shares entitling them to exercise not less than twenty-five percent of the voting power of the Corporation. Such request shall state the purpose or purposes of the proposed meeting.
Section 3. Place Of Meeting. Meetings of the shareholders shall be held at such place within or without the State of Ohio as shall be designated in the notice of said meeting.
Section 4. Notice Of Meetings. Notice of each meeting of shareholders shall be given by mailing a notice to each shareholder of record entitled thereto. The notice shall be directed to the shareholder in a postage-prepaid envelope at his address as it appears on the books of the Corporation. Notice shall be deemed to have been given on the day mailed. All notices with respect to any shares to which persons are entitled by joint or common ownership may be given to that person who is first named upon the books of the Corporation, and notice so given shall be sufficient notice to all the holders of such shares.
Notice of each meeting of shareholders shall be in such form as is approved by the Board of Directors and shall state the purpose or purposes for which the meeting is called, the time when and the place where it is to be held, and shall be given not less than seven (7) nor more than sixty (60) days before the day of the meeting.
Section 5. Waiver Of Notice. Notice of any meeting of shareholders shall not be required as to any shareholder who shall attend and participate in the business transacted at such meeting in person or by proxy and who shall not have protested the lack of proper notice prior to or at the commencement of such meeting, or who shall, or whose proxy or attorney duly authorized shall, sign a written waiver thereof, whether before or after the holding of such meeting.

Section 6. Organization. The Chairman of the Board, or in his absence, the Chief Executive Officer, or in the absence of both of them, the President shall act as chairman at all meetings of shareholders, and as such chairman shall call such meetings of shareholders to order and preside thereat. If the Chairman of the Board, the Chief Executive Officer and the President shall be absent from any meeting of shareholders, the duties otherwise provided in this Section 6 of Article II to be performed by him at such meeting shall be performed at such meeting by any Vice President of the Corporation. If no such officer is present at such meeting, any shareholder or the proxy of any shareholder entitled to vote at the meeting may call the meeting to order and a chairman shall be elected who shall preside thereat. The Secretary of the Corporation shall act as secretary at all meetings of the shareholders, but in his absence the chairman of the meeting may appoint any person present to act as secretary of the meeting.
Section 7. Shareholders Entitled To Vote. The Board of Directors may close the stock transfer books of the Corporation for a period not exceeding sixty (60) days preceding the date of any meeting of shareholders. In lieu of closing the stock transfer books of the Corporation as aforesaid, the Board of Directors may fix a date not more than sixty (60) days prior to the date of any meeting of shareholders as a record date for the determination of the shareholders entitled to notice of, and to vote at, such meeting and any adjournment thereof, and in such case such shareholders and only such shareholders as shall be shareholders of record on the date so fixed shall be entitled to notice of, and to vote at, such meeting and any adjournment thereof, notwithstanding any transfer of any stock on the books of the Corporation after any such record date fixed as aforesaid. The Secretary shall prepare and make or cause to be prepared and made, before every meeting of shareholders, a complete list of such shareholders entitled to vote at such meeting, arranged in alphabetical order and showing the address of each such shareholder and the number of shares registered in the name of each such shareholder. Such list shall be produced and kept at the time and place of such meeting during the whole time thereof, and subject to the inspection of any shareholder who may be present.
Section 8. Quorum And Adjournment. The holders of shares entitling them to exercise a majority of the voting power of the Corporation, present in person or by proxy, shall constitute a quorum for any meeting of shareholders. The holders of a majority of such shares of stock present in person or by proxy at a meeting, whether or not a quorum may be present, may adjourn the meeting. At any such adjourned meeting at which a quorum may be present, any business may be transacted which might have been transacted at the meeting as originally called. No notice of any adjourned meeting need be given if the time and place to which it is adjourned are fixed and announced at the meeting that is being adjourned.
Section 9. Conduct of Meeting and Order of Business. The order of business at all meetings of the shareholders, unless waived or otherwise changed by the chairman of the meeting or the Board of Directors, shall be as follows:
(i) Call meeting to order.
(ii) Selection of chairman and/or secretary, if necessary.
(iii) Proof of notice of meeting and presentment of affidavit thereof.
(iv) Roll call, including filing of proxies with secretary.
(v) Upon appropriate demand, appointment of inspectors of election.
(vi) Reading, correction and approval of previously unapproved minutes.
(vii) Reports of officers and committees.
(viii) If an annual meeting, or meeting called for that purpose, election of Directors.
(ix) Unfinished business, if an adjourned meeting.

(x) Consideration in sequence of all other matters set forth in the call for and written notice of the meeting.
(xi) Any new business other than that set forth in the notice of the meeting which shall have been submitted to the Secretary of the Corporation in writing at least fifteen (15) days prior to the date of the meeting.
(xii) Adjournment.
Section 10. Vote of Shareholders. Every shareholder of record, as determined pursuant to Section 8 of this Article II, and who is entitled to vote, shall be entitled at every meeting of the shareholders to one vote for every share of voting stock standing in his name on the books of the Corporation. Every shareholder entitled to vote shall have the right to vote in person or by proxy duly appointed by an instrument in writing subscribed by such shareholder or by his duly authorized attorney, which proxy may be transmitted physically or by mail, by facsimile or other electronic medium. No vote on any question upon which a vote of the shareholders may be taken need be by ballot unless the chairman of the meeting shall determine that it shall be by ballot. All elections of Directors shall be by a plurality vote. Except as otherwise provided by law or by the Articles of Incorporation, all other elections and all questions shall be decided by the vote of the holders of a majority of the voting power of the Corporation present in person or by proxy at the meeting and entitled to vote in the election or on the question.
ARTICLE III
DIRECTORS
Section 1. General Powers. The authority of this Corporation shall be exercised by or under the direction of the Board of Directors, except where the law, the Articles of Incorporation or these Regulations require action to be authorized or taken by the shareholders.
Section 2. Election, Number and Qualification of Directors.
2.1 Election. The Directors shall be elected at the annual meeting of the Shareholders, or if not so elected, at a special meeting of Shareholders called for that purpose. Only persons nominated by an officer, director or in writing by a shareholder at least fifteen (15) days prior to the meeting at which directors are to be elected shall be eligible for election.
2.2 Number. The number of Directors, which shall not be less than the lesser of three (3) or the number of shareholders of record, may be fixed or changed at a meeting of the shareholders called for the purpose of electing Directors at which a quorum is present, by a majority of votes cast at the meeting. In addition, the number of Directors may be fixed or changed by action of the Directors at a meeting called for that purpose at which a quorum is present by a majority vote of the Directors present at the meeting. The Directors then in office may fill any Director’s office that is created by an increase in the number of Directors. The number of Directors elected shall be deemed to be the number of Directors fixed unless otherwise fixed by resolution adopted at the meeting at which such Directors are elected.
2.3 Qualifications. Directors need not be shareholders of the Corporation.
Section 3. Term of Office of Directors.
3.1 Term. Each Director shall hold office until the next annual meeting of the shareholders and until his successor has been elected or until his earlier resignation, removal from office, or death. Directors shall be subject to removal as provided by statute or by other lawful procedures and nothing herein shall be construed to prevent the removal of any or all Directors in accordance therewith.

3.2 Resignation. A resignation from the Board of Directors shall be deemed to take effect immediately upon its being received by any incumbent corporate officer other than an officer who is also the resigning Director, unless some other time is specified therein.
3.3 Vacancy. In the event of any vacancy in the Board of Directors for any cause, the remaining Directors, though less than a majority of the whole Board, may fill any such vacancy for the unexpired term.
Section 4. Meetings of Directors.
4.1 Regular Meetings. A regular meeting of the Board of Directors shall be held immediately following the adjournment of the meeting of shareholders at which Directors are elected. The holding of such shareholders’ meeting shall constitute notice of such Directors’ meeting and such meeting shall be held without further notice. Other regular meetings shall be held at such other times and places as may be fixed by the Directors.
4.2 Special Meetings. Special Meetings of the Board of Directors may be held at any time upon call of the Chairman of the Board, the Chief Executive Officer, the President or any two (2) Directors.
4.3 Place of Meeting. Any meeting of Directors may be held at such place within or without the State of Ohio as may be designated in the notice of said meeting.
4.4 Notice of Meeting and Waiver of Notice. Notice of the time and place of any regular or special meeting of the Board of Directors shall be given to each Director by personal delivery, telephone, facsimile transmission or mail at least forty-eight (48) hours before the meeting, which notice need not specify the purpose of the meeting.
Section 5. Quorum and Voting. At any meeting of Directors, not less than one-half of the whole authorized number of Directors is necessary to constitute a quorum for such meeting, except that a majority of the remaining Directors in office constitutes a quorum for filling a vacancy in the Board. At any meeting at which a quorum is present, all acts, questions, and business which may come before the meeting shall be determined by a majority of votes cast by the Directors present at such meeting, unless the vote of a greater number is required by the Articles of Incorporation, these Regulations or any By-Laws that may be adopted by the Board of Directors.
Section 6. Committees.
6.1 Appointment. The Board of Directors may from time to time appoint certain of its members to act as a committee or committees in the intervals between meetings of the Board and may delegate to such committee or committees power to be exercised under the control and direction of the Board. Each committee shall be composed of at least three (3) Directors unless a lesser number is allowed by law. Each such committee and each member thereof shall serve at the pleasure of the Board.
6.2 Executive Committee. In particular, the Board of Directors may create from its membership and define the powers and duties of an Executive Committee. During the intervals between meetings of the Board of Directors, the Executive Committee shall possess and may exercise all of the powers of the Board of Directors in the management and control and the business of the Corporation to the extent permitted by law. All action taken by the Executive Committee shall be reported to the Board of Directors at its first meeting thereafter.
6.3 Committee Action. Unless otherwise provided by the Board of Directors, a majority of the members of any committee appointed by the Board of Directors pursuant to this Section shall constitute a quorum at any meeting thereof and the act of a majority of the members present at a meeting at which a quorum is present shall be the act of such committee. Action may be taken by any such committee without a meeting by a writing signed by all its members. Any such committee shall prescribe its own rules for calling and holding meetings and its method of procedure, subject to any rules prescribed by the Board of Directors, and shall keep a written record of all action taken by it.

Section 7. Action of Directors Without a Meeting. Any action which may be taken at a meeting of Directors or any committee thereof may be taken without a meeting if authorized by a writing or writings signed by all the Directors or all of the members of the particular committee, which writing or writings shall be filed or entered upon the records of the Corporation.
Section 8. Compensation of Directors. The Board of Directors may allow compensation to Directors for performance of their duties and for attendance at meetings or for any special services, may allow compensation to members of any committee, and may reimburse any Director for his expenses in connection with attending any Board or committee meeting.
Section 9. Relationship with Corporation. Directors shall not be barred from providing professional or other services to the Corporation. No contract, action or transaction shall be void or voidable with respect to the Corporation for the reason that it is between or affects the Corporation and one or more of its Directors, or between or affects the Corporation and any other person in which one or more of its Directors are directors, trustees or officers or have a financial or personal interest, or for the reason that one or more interested Directors participate in or vote at the meeting of the Directors or committee thereof that authorizes such contract, action or transaction, if in any such case any one (1) or more of the following apply:
9.1 the material facts as to the Director’s relationship or interest and as to the contract, action or transaction are disclosed or are known to the Directors or the committee and the Directors or committee, in good faith, reasonably justified by such facts, authorize the contract, action or transaction by the affirmative vote of a majority of the disinterested Directors, even though the disinterested Directors constitute less than a quorum;
9.2 the material facts as to the Director’s relationship or interest and as to the contract, action or transaction are disclosed or are known to the shareholders entitled to vote thereon and the contract, action or transaction is specifically approved at a meeting of the shareholders held for such purpose by the affirmative vote of the holders of shares entitling them to exercise a majority of the voting power of the Corporation held by persons not interested in the contract, action or transaction; or
9.3 the contract, action or transaction is fair as to the Corporation as of the time it is authorized or approved by the Directors, a committee thereof or the shareholders.
Section 10. Attendance at Meetings of Persons Who Are Not Directors. Unless waived by a majority of Directors in attendance, not less than twenty-four (24) hours before any regular or special meeting of the Board of Directors, any Director who desires the presence at such meeting of a person who is not a Director shall so notify all other Directors, request the presence of such person at the meeting, and state the reason in writing. Such person will not be permitted to attend the Directors’ meeting unless a majority of the Directors in attendance vote to admit such person to the meeting. Such vote shall constitute the first order of business for any such meeting of the Board of Directors. Such right to attend, whether granted by waiver or vote, may be revoked at any time during any such meeting by the vote of a majority of the Directors in attendance.
ARTICLE IV
OFFICERS
Section 1. General Provisions. The Board of Directors shall elect a President, a Secretary and a Treasurer, and may elect a Chairman of the Board, a Chief Executive Officer, one or more Vice Presidents, and such other officers and assistant officers as the Board may from time to time deem necessary. The Chairman of the Board, if any, shall be a Director, but none of the other officers need be a Director. Any two or more offices may be held by the same person, but no officer shall execute, acknowledge or verify any instrument in more than one capacity if such instrument is required to be executed, acknowledged or verified by two or more officers.

Section 2. Powers and Duties. All officers, as between themselves and the Corporation, shall respectively have such authority and perform such duties as are customarily incident to their respective offices, and as may be specified from time to time by the Board of Directors, regardless of whether such authority and duties are customarily incident to such office. In the absence of any officer of the Corporation, or for any other reason the Board of Directors may deem sufficient, the powers or duties of such officer, or any of them may be delegated, to any other officer or to any Director. The Board of Directors may from time to time delegate to any officer authority to appoint and remove subordinate officers and to prescribe their authority and duties.
Section 3. Terms of Office: Vacancies. So far as is practicable, all elected officers shall be elected at the organization meeting of the Board of Directors in each year and, except as otherwise provided in this Article IV, shall hold office until the organization meeting of the Board of Directors in the next subsequent year and until their respective successors are elected and qualify; PROVIDED, however, that this Section 3 shall not be deemed to create any contract rights in such offices. All other officers shall hold office during the pleasure of the Board of Directors and may be removed at any time with or without cause. If any vacancy shall occur in any office, the Board of Directors may elect or appoint a successor to fill such vacancy for the remainder of the term.
Section 4. Compensation. The compensation of the officers shall be fixed by the Board of Directors.
ARTICLE V
INDEMNIFICATION
Section 1. General. The Corporation shall, in the case of any person who is or was an officer or Director, and may, in the case of any other person, indemnify and hold harmless, to the fullest extent not prohibited by the Ohio General Corporation Law, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, other than an action by or in the right of the Corporation, by reason of the fact that he is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, trustee, officer, employee or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, against expenses, including attorneys’ fees, judgments, fines, and amounts paid in settlement, actually and reasonably incurred by him in connection with such action, suit or proceeding, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of NOLO CONTENDERE or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.
Section 2. Derivative Actions. The Corporation shall, in the case of any person who is or was an officer or Director, and may, in the case of any other person, indemnify and hold harmless, to the fullest extent not prohibited by the Ohio General Corporation Law, any person who was or is a party, or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, trustee, officer, employee, or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, including service with respect to an employee benefit plan, against expenses, including attorneys’ fees, actually and reasonably incurred by him in connection with the defense or settlement of such action or suit, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, except that no indemnification shall be made in respect to any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Corporation unless, and only to the extent that, the Court of Common Pleas, or the court in which such action or suit was brought, shall determine upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the Court of Common Pleas or such other court shall deem proper.

Section 3. Payment or Advancement of Expenses. To the extent that a Director, trustee, officer, employee or agent has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 1 or 2 of this Article V, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses, including attorneys’ fees, actually and reasonably incurred by him in connection therewith. In addition, with respect to a Director or officer, such expenses, including attorneys’ fees, shall be paid by the Corporation on a continuing and current basis (and not later than ten (10) business days following receipt by the Corporation of a request for reimbursement) in advance of the final disposition of such action, suit or proceeding, upon the Corporation’s receipt of an undertaking by or on behalf of the Director or officer to repay such amount, if (with respect to an officer) it is ultimately determined that he is not entitled to be indemnified by the Corporation as authorized herein or if (with respect to a Director) it is ultimately determined by clear and convincing evidence in a court of competent jurisdiction that his action or failure to act involved an act or omission undertaken with deliberate intent to cause injury to the Corporation or undertaken with reckless disregard for the best interests of the Corporation.
Section 4. Special Procedure to Enforce Rights. If a request for indemnification or reimbursement is not paid in full by the Corporation within ninety (90) days following the receipt thereof by the Corporation, the requesting party may at any time thereafter bring suit against the Corporation to recover the unpaid amount, and, if successful in whole or in part, shall also be entitled to the expenses of prosecuting such action. It shall be a defense to any such action (other than an action to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking has been tendered to the Corporation) that the requesting party has not met the standards of conduct which make it permissible under the Ohio General Corporation Law for the Corporation to indemnify the requesting party for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel or its shareholders) to have made a determination prior to the commencement of such action that indemnification of the requesting party is proper under the circumstances because he has met the applicable standard of conduct set forth in the Ohio General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel or its shareholders) that the requesting party had not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the requesting party has not met the applicable standard of conduct.
Section 5. Rights Are Non-Exclusive. The rights conferred on any person by Sections 1, 2, 3 and 4 above shall not be exclusive of any other rights to which such person may be entitled under any statute, provision of the Corporation’s Articles of Incorporation or these Regulations, agreement, vote of the shareholders or disinterested Directors, or otherwise. The Corporation shall have the power to give any further indemnity, in addition to the indemnity offered or authorized under other provisions of this Article V, to any person who is or was a Director or officer, or is or was serving at the request of the Corporation as a director, officer, trustee, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, provided such further indemnity is either: (i) authorized, directed or provided for in the Corporation’s Articles of Incorporation or any duly adopted amendment thereof, or (ii) authorized, directed or provided for in any provision of these Regulations, or separate agreement or contract of the Corporation which has been ratified or adopted by a vote of the shareholders of the Corporation, and provided further that the Corporation shall in no event indemnify any person from or on account of such person’s conduct which is finally adjudged to have been knowingly fraudulent, deliberately dishonest or willful misconduct, or if it is finally adjudged by a court of competent jurisdiction considering the question or indemnification that such payment or indemnification is or would be in violation of applicable law.
The Board of Directors, in its discretion, shall have the power on behalf of the Corporation to indemnify, to the fullest extent not prohibited by the Ohio General Corporation Law, any person, other than a Director or officer, who was or is a party or is threatened to be made a party to any threatened, pending or completed proceeding, by reason of the fact that he, or a person for whom he is the legal representative, is or was an employee or agent of the Corporation.
Section 6. Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a Director and officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, trustee, officer, employee, or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust or other enterprise, against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under this Article V.

Section 7. Consolidation or Merger. As used in this Article V, references to the Corporation include all constituent corporations in a consolidation or merger and the new or surviving corporation, so that any person who is or was a Director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such a constituent corporation as a director, trustee, officer, employee, or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust or other enterprise, shall stand in the same position under this Article V with respect to the new or surviving corporation as he would if he had served the new or surviving corporation in the same capacity.
Section 8. Contract Rights. The provisions of this Article V shall be deemed to be a contract between the Corporation and each Director and officer of the Corporation who serves in such capacity at any time while this Article is in effect, and any repeal or modification thereof shall not affect any rights or obligations then existing with respect to any state of facts then or theretofore existing, or any proceeding theretofore brought based in whole or in part on any such state of facts.
ARTICLE VI
MISCELLANEOUS
Section 1. Fiscal Year. The fiscal year of the Corporation shall end on the last day of December in each year and the succeeding fiscal year shall begin on the day next succeeding the last day of the preceding fiscal year; PROVIDED, however, that the fiscal year of the Corporation may be changed from time to time by resolution of the Board of Directors.
Section 2. References to Article and Section Numbers and to the Code of Regulations and Articles of Incorporation. Whenever in these Regulations reference is made to an Article or Section number, such reference is to the number of an Article or Section of these Regulations. Whenever in these Regulations reference is made to this Code of Regulations, such reference is to these Regulations as the same may from time to time be amended, and whenever reference is made to the Articles of Incorporation, such reference is to the Articles of Incorporation of the Corporation as the same may from time to time be amended or restated.
Section 3. Seal. The Board of Directors may, but need not, provide for a Corporation seal. The Corporation seal, if any, shall be in the form of a circle and shall bear the name of the Corporation and in the center of the circle the words “Corporate Seal, Ohio”. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or otherwise reproduced.
ARTICLE VII
AMENDMENTS
This Code of Regulations may be altered, amended or repealed, from time to time, at a meeting held for such purpose, by the affirmative vote of the holders of shares entitling them to exercise a majority of the voting power of the Corporation on such proposal, or may be adopted without a meeting by the written consent of the holders of shares entitling them to exercise a majority of the voting power on such proposal, or by the directors to the extent permitted by the Ohio Revised Code.